EXHIBIT 32

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, John M. Sharpe, Jr., hereby certifies as follows:

         1. I am the Chief Executive Officer and Chief Financial Officer, of Inner Systems, Inc. (the "Company").

         2. This Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

         3. The information contained in this Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Inner Systems, Inc.

SIGNATURE                     TITLE                             DATE

/s/ John M. Sharpe, Jr.       President,                        April 15, 2008
-----------------------       Chief Executive Officer and
John M. Sharpe, Jr.           Chief Financial Officer